Exhibit 10.1

April 3, 2023

Letter Agreement

Reference is made to the Third Amended and Restated Loan and Security Agreement dated as of August 2, 2021 by and among SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK)) (“Bank”) and LANTRONIX, INC., a Delaware corporation (“Lantronix”), LANTRONIX HOLDING COMPANY, a Delaware corporation (“Holding”), LANTRONIX TECHNOLOGIES CANADA (TAIWAN) LTD., a Canadian corporation (“Lantronix Taiwan”), LANTRONIX CANADA, ULC, a Canadian corporation (“Lantronix ULC”), TRANSITION NETWORKS, INC., a Minnesota corporation (“TNI”), and UPLOGIX, INC., a Delaware corporation (“Uplogix” and together with Lantronix, Holding, Lantronix Taiwan, Lantronix ULC, and TNI, individually and collectively, jointly and severally, “Borrower”) (as amended, modified, supplemented and/or restated from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meanings set forth in the Loan Agreement.

Bank hereby waives any Event of Default under the Loan Agreement by virtue of Borrower’s failure to comply with Section 6.8(a) of the Loan Agreement (the “Depository Covenant”) prior to the date hereof. Bank’s waiver of Borrower’s compliance with the Depository Covenant shall apply only to the foregoing specific period.

Notwithstanding the terms of the Depository Covenant in the Loan Agreement to the contrary, Bank hereby agrees that Borrower and its Subsidiaries shall only be required to maintain its primary U.S. operating accounts, depository accounts and excess cash with Bank, which shall represent at least 50.0% of the Dollar value of all of Borrower’s and its Subsidiaries’ accounts at all financial institutions.

In addition, nothing herein shall limit any terms in the Loan Agreement pertaining to accounts of Borrower maintained outside of Bank including, without limitation, those requirements pertaining to notifications to Bank of the establishment of any account with a financial institution other than.

Notwithstanding any terms in the Loan Agreement to the contrary, Bank hereby agrees that Borrower shall have (a) for any accounts opened by Borrower with a financial institution other than Bank prior to the date of this letter agreement, forty-five (45) days from the date of this letter agreement to deliver fully-executed account control agreements with respect to such accounts and (b) for any accounts opened by Borrower with a financial institution other than Bank on or after the date of this letter agreement, forty- five (45) days from the date that the applicable account is opened to deliver a fully-executed account control agreement with respect to such account.

In consideration for Bank’s agreements hereunder, Borrower hereby forever relieves, releases, and discharges Bank, its predecessors in interest, and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this letter agreement. Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” Borrower expressly, knowingly, and intentionally waive any and all rights, benefits, and protections of Section 1542 of the California Civil Code and of any other state or federal statute or common law principle limiting the scope of a general release.

Except for the limited purpose expressly set forth herein, this letter agreement shall in no way limit, amend or waive any provision of the Loan Agreement or any of the Loan Documents, or any of Bank’s rights stated therein. This letter agreement shall be deemed to be a Loan Document.

This letter agreement shall be effective as of the date first written above.

Sincerely,

FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK))

By /s/ Peter Rasimas

Name: Peter Rasimas

Title: Vice President

Acknowledged and agreed:

LANTRONIX, INC.

By: /s/ Jeremy Whitaker

Name: Jeremy Whitaker

Title: Chief Financial Officer

LANTRONIX HOLDING COMPANY

By: /s/ Jeremy Whitaker

Name: Jeremy Whitaker

Title: Chief Financial Officer

LANTRONIX CANADA, ULC

By: /s/ Jeremy Whitaker

Name: Jeremy Whitaker

Title: Chief Financial Officer

LANTRONIX TECHNOLOGIES CANADA (TAIWAN) LTD.

By: /s/ Jeremy Whitaker

Name: Jeremy Whitaker

Title: Chief Financial Officer

TRANSITION NETWORKS, INC.

By: /s/ Jeremy Whitaker

Name: Jeremy Whitaker

Title: Chief Financial Officer

UPLOGIX, INC.

By: /s/ Jeremy Whitaker

Name: Jeremy Whitaker

Title: President